             As filed with the Securities and Exchange Commission
                               on June 30, 1995
                                                      Registration No. 33-______

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-8
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   CHILDREN'S COMPREHENSIVE SERVICES, INC.
            (Exact name of registrant as specified in its charter)


               TENNESSEE                                      62-1240866
    (State or other jurisdiction of                        (I.R.S. employer
     incorporation or organization)                       identification no.)

      805 SOUTH CHURCH STREET
      MURFREESBORO, TENNESSEE                                      37130
(Address of principal executive offices)                         (Zip code)


                 1987 EMPLOYEE STOCK OPTION PLAN, AS AMENDED
                           (Full title of the plan)

                             DONALD B. WHITFIELD
              VICE PRESIDENT - FINANCE, SECRETARY AND TREASURER
                   CHILDREN'S COMPREHENSIVE SERVICES, INC.
                           805 SOUTH CHURCH STREET
                        MURFREESBORO, TENNESSEE  37130
                   (Name and address of agent for service)

                                (615) 896-3100
        (Telephone number, including area code, of agent for service)

                                   Copy To:

                                 LEIGH WALTON
                              BASS, BERRY & SIMS
                          2700 FIRST AMERICAN CENTER
                         NASHVILLE, TENNESSEE  37238
                                (615) 742-6200

                                             CALCULATION OF REGISTRATION FEE
- ----------------------------------------------------------------------------------------------------------------------
                                                      Proposed
                                                       maximum                   Proposed
         Title of                                     offering                   maximum                  Amount of
      securities to           Amount to be            price per                 aggregate               registration
      be registered            registered             share (*)             offering price (*)             fee (*)
- ----------------------------------------------------------------------------------------------------------------------
  Common Stock,           1,125,000 shares             $2.375                   $2,671,875                 $921.34
  $.01 par value
- ----------------------------------------------------------------------------------------------------------------------

(*) Estimated solely for the purpose of determining the amount of the registration fee. Such estimates have been calculated in accordance with Rule 457(h) under the Securities Act of 1933, as amended, and are based upon the average of the high and low prices per share of the Registrant's Common Stock as reported on the Nasdaq National Market on June 23, 1995.

                                        Page 1 of 7 sequentially numbered pages.
                                     Exhibit Index appears on sequential page 5.

                     REGISTRATION OF ADDITIONAL SECURITIES

         This Registration Statement is filed pursuant to General Instruction E of Form S-8 for the purpose of registering additional shares of common stock, $.01 par value, of Children's Comprehensive Services, Inc., a Tennessee corporation (the "Registrant"), for the Registrant's 1987 Employee Stock Option Plan, as amended.




                          INCORPORATION BY REFERENCE
                       OF EARLIER REGISTRATION STATEMENT

         The Registration Statement on Form S-8 (Registration File No. 33-33499) previously filed by the Registrant with the Securities and Exchange Commission on February 15, 1990 is hereby incorporated by reference herein.


ITEM 8.  EXHIBITS

EXHIBIT NUMBER              DESCRIPTION
- --------------              -----------
   5              Opinion of Bass, Berry & Sims

   23.1           Consent of Ernst & Young LLP

   23.2           Consent of Bass, Berry & Sims (included in Exhibit 5)

   24             Power of Attorney (included on pages II-2 and II-3)

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Murfreesboro, State of Tennessee, on this 29th day of June, 1995.

                                      CHILDREN'S COMPREHENSIVE SERVICES, INC.


                                      By: /s/ William J Ballard
                                          --------------------------------------
                                          William J Ballard
                                          Chairman of the Board, Chief Executive
                                          Officer and President


         KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby constitutes and appoints William J Ballard and Donald B. Whitfield, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


w
                  Signature                                      Title                                  Date
                  ---------                                      -----                                  ----
  /s/ William J Ballard                           Chairman, Chief Executive                        June 29, 1995
  ----------------------------------------        Officer, President and Director
  William J Ballard                               (Principal Executive Officer)


  /s/ Amy S. Harrison                             Vice Chairman and Director                       June 29, 1995
  ----------------------------------------
  Amy S. Harrison


  /s/ Martha A. Petrey, Ph.D.                     Executive Vice President and                     June 29, 1995
  ---------------------------                     Director
  Martha A. Petrey, Ph.D.

                  Signature                                      Title                                  Date
                  ---------                                      -----                                  ----
  /s/ Donald B. Whitfield                         Vice President-Finance, Secretary                June 29, 1995
  ----------------------------------------        and Treasurer (Principal
  Donald B. Whitfield                             Financial and Accounting Officer)


  /s/ Thomas B. Clark                             Director                                         June 29, 1995
  ----------------------------------------
  Thomas B. Clark


  /s/ Joseph A. Fernandez, Ed.D.                  Director                                         June 29, 1995
  ------------------------------
  Joseph A. Fernandez, Ed.D.


  /s/ David L. Warnock                            Director                                         June 29, 1995
  ---------------------------------
  David L. Warnock

                                 EXHIBIT INDEX





EXHIBIT NUMBER              DESCRIPTION
- --------------              -----------
    5              Opinion of Bass, Berry & Sims

    23.1           Consent of Ernst & Young LLP

    23.2           Consent of Bass, Berry & Sims (included in Exhibit 5)

    24             Power of Attorney (included on pages II-2 and II-3)